UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 19, 2007

OPTICAL COMMUNICATION PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31861	95-4344224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6101 Variel Avenue
Woodland Hills, CA		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (818) 251-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 20, 2007, Optical Communication Products, Inc. (“OCP”) issued a press release announcing that it has entered into a definitive merger agreement with Oplink Communications, Inc. (“Oplink”).  Pursuant to the merger agreement, Oplink will acquire the 41.9% of OCP’s outstanding common stock not currently held by Oplink for $1.65 per share in cash.  Upon completion of the merger, OCP will become a privately-held company, wholly owned by Oplink.  A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the remaining shares of OCP by Oplink.  In connection with such proposed acquisition, OCP will file a proxy statement and other materials with the SEC.  We urge investors to read the proxy statement and these other materials carefully when they become available because they will contain important information about OCP and the proposed acquisition.  Investors will be able to obtain free copies of the proxy statement and white proxy card (when available) as well as other filed documents containing information about OCP at http://www.sec.gov, the SEC's Web site.  Free copies of OCP’s SEC filings are also available on the investor relations portion of OCP’s web site at www.ocp-inc.com.

Participants in the Solicitation

OCP and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from OCP’s stockholders with respect to the proposed acquisition of the remaining shares of OCP. Information regarding the officers and directors of OCP is set forth in OCP’s Proxy Statement on Schedule 14A for its 2007 Annual Meeting of stockholders, filed with the SEC on December 22, 2006.  More detailed information regarding the identity of potential participants, and their direct or indirect interests in the transaction, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1 Press Release of Optical Communication Products, Inc., dated June 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2007	OPTICAL COMMUNICATION PRODUCTS, INC.
a Delaware corporation

	By:	/s/ Frederic T. Boyer
Frederic T. Boyer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Optical Communication Products, Inc. dated June 20, 2007